CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Aug. 31, 2021	Aug. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
Revenue	$ 722,738	$ 314,793
Cost of goods sold	175,346	99,378
Gross profit	547,392	215,415
Operating Expenses
Research and development	1,262,895	387,074
General and administrative	4,971,349	3,977,138
Total operating expenses	6,234,244	4,364,212
Loss from operations	(5,686,852)	(4,148,797)
Gain on disposal of assets	1,522,704	0
Discontinued operations	(22,000)	64,184
Net loss and comprehensive loss for the year	(4,186,148)	(4,084,613)
Net loss and comprehensive loss attributable to:
Common shareholders	(4,027,006)	(3,933,996)
Non-controlling interest	$ (159,142)	$ (150,617)
Basic and diluted loss per share	$ (0.95)	$ (1.47)
Basic and diluted earnings (loss) per share from discontinued operations	$ (0.01)	$ 0.02
Weighted average number of common shares outstanding
- Basic and diluted	4,391,446	2,773,376